UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 13, 2013
Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

GAIN Capital Holdings, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) via webcast on Thursday, June 13, 2013. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

• the election of two (2) Class III directors to serve until the Company’s 2016 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

• the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

At the close of business on April 22, 2013, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 35,575,654 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 24,078,168 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

The following are the voting results on each matter submitted to the Company’s stockholders. At the Annual Meeting, each of the nominees for election as a Class III director was elected and the appointment of Deloitte & Touche as the Company’s independent public accounting firm for the year ended December 31, 2013 was ratified.
Proposal 1. Election of two (2) Class III Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Joseph Schenk	15,477,352	1,793,810	1,666,002	5,171,004
Christopher W. Calhoun	15,823,343	1,417,819	1,666,002	5,171,004

    Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,066,837	10,731	600	0

Item 7.01. Regulation FD Disclosure.

On June 17, 2013, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), issued a press release to report certain operating metrics for the Company’s business for the month ended May 31, 2013. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release of GAIN Capital Holdings, Inc., dated June 17, 2013, reporting certain operating metrics.

*
The information furnished in Item 7.01 of this Current Report on Form 8-K and on Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 17, 2013

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Daryl J. Carlough
Name: Daryl J. Carlough
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated June 17, 2013, reporting certain operating metrics.